UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2011

                            VGTEL, INC.
(Exact Name of registrant as specified in its Charter)

New York	000-52983	01-0671426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Blvd.  Suite 174
Suffern, NY 10901

(Address of principal executive offices) (Zip Code)

845-368-0110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01                      Changes in Registrants' Certifying Accountant

(a)-(b)

On July 27, 2011, VGTel, Inc. (the “Registrant” or the “Company”) dismissed EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm, effective July 27, 2011.  The decision to dismiss EisnerAmper as the Company’s independent registered public accounting firm was approved by written consent of the Company’s Board of Directors on July 27, 2011.  EisnerAmper has been the Company’s independent registered public accounting firm since March 28, 2011.

EisnerAmper has not prepared any audited financial statements on behalf of the Company.  During the fiscal year ended March 31, 2011 and the subsequent interim period up through July 27, 2011, there were no (i) disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused EisnerAmper to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On July 28, 2011, the Company furnished EisnerAmper with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that EisnerAmper furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to EisnerAmper’s audit services and engagement as the Company’s independent registered public accounting firm.  EisnerAmper has furnished a letter addressed to the SEC dated July 28, 2011,  a copy of which is attached hereto as Exhibit 16.1.

On July 27, 2011, the Company engaged the services of MaloneBailey, LLP (“MaloneBailey”) as the independent registered public accounting firm of the Company.  Malone Bailey was the auditor for the Company for the year ended March 31, 2010, and was dismissed on March 28, 2011.  As disclosed in the Company’s Form 8-K, filed on March 28, 2011, the Company reported that there were no disagreements between the Company and MaloneBailey prior to the dismissal.  During the fiscal year ended March 31, 2011 and through the July 27, 2011 engagement of Malone Bailey as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted MaloneBailey  with respect to any accounting or auditing issues involving the Company.  There was no discussion between MaloneBailey and the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with MaloneBailey, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit 16.1 – Response Letter from EisnerAmper LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGTel, Inc.
Dated:                      July 28, 2011

By:  /s/ Joseph Indovina
Title: Executive Vice President